Exhibit 10.26
2009 PRG-Schultz
Performance Bonus Plan
Please note that information contained in this document is proprietary and confidential, as defined in your employment agreement and/or the PRG-Schultz Employee Handbook. Employees are reminded that confidential, sensitive or proprietary information concerning PRG-Schultz must not be used in any manner that is unauthorized or detrimental to the best interests of PRG-Schultz. No unauthorized distribution is permitted.

PRG-Schultz Performance Bonus Plan

I. Plan Overview	3
A. Philosophy	3
B. Plan Objectives	3
C. Effective Period	3
D. Eligibility	3
II. Plan Description	3
A. Target Bonus and Maximum Bonus	3
B. Actual Bonus to be Paid: The Concept	4
C. Calculation of Total Bonus Pool	5
D. Calculation of Initial Bonus Amounts	6
E. Allocation of Total Bonus Pool to Bonus Eligible Employees	13
F. Qualification for and Payment of Bonuses	13
III. Plan Interpretation and Administration	14
IV. Plan Acknowledgement Form	15
Confidential

PRG-Schultz Performance Bonus Plan
I.	Plan Overview
A.	Philosophy

PRG-Schultz, as an organization of professionals, believes that its senior leaders should have common objectives and should share together in the profits created by their combined efforts as a team. In addition, the company wants to encourage its leadership to achieve desired results and to strive for excellence through exemplary behaviors, creativity, innovation and teamwork.

B.	Plan Objectives

The PRG-Schultz 2009 Performance Bonus Plan (the Plan) promotes the following:
•	Achievement of PRG-Schultz business and financial objectives

•	Collaboration throughout the organization

•	Customer/client relations

•	Development of PRG-Schultz leaders
C.	Effective Period

The Plan is effective from January 1, 2009 through December 31, 2009.

D.	Eligibility

Full-time, salaried PRG-Schultz employees whose positions are assigned a Level 14E or higher in the PRG-Schultz U.S. salary grade structure and employees that hold positions of a comparable level in PRG-Schultz’s non-U.S. operations are eligible to participate in the Plan (Bonus Eligible Employees). The term “Bonus Eligible Positions” refers to the positions described in this paragraph.
II.	Plan Description

The Plan provides for a bonus payment in 2010 (payable in a lump sum, net of tax withholdings, on or before March 15, 2010) to Bonus Eligible Employees upon the achievement by the company and, in certain cases, the business unit of the Bonus Eligible Employees of certain 2009 financial objectives, subject also to the achievement of certain management-based objectives (MBOs) for the CEO and certain of the CEO’s direct reports.
A.	Target Bonus and Maximum Bonus

Each Bonus Eligible Position has associated with it a specific target bonus (Target Bonus) and a maximum bonus (Maximum Bonus).
Confidential

PRG-Schultz Performance Bonus Plan
The sum of the Target Bonuses for all Bonus Eligible Positions is the “Target Bonus Pool” for the company as a whole. The sum of the Maximum Bonuses for all Bonus Eligible Positions is the “Maximum Bonus Pool” for the company as a whole.

B.	Actual Bonus to be Paid: The Concept

The actual bonus to be paid to any Bonus Eligible Employee will be a function of the following factors:
•	The Total Bonus Pool (based on the adjusted EBITDA for 2009 of the company as described below) earned by the company for payment to Bonus Eligible Employees as a group. The sum of all bonuses paid to all Bonus Eligible Employees under the Plan cannot, under any circumstances, exceed the Total Bonus Pool. The Total Bonus Pool cannot, under any circumstances, exceed the Maximum Bonus Pool.

•	The Business Unit to which the Bonus Eligible Employee is assigned and whether or not the Bonus Eligible Employee has been assigned MBOs. For purposes of this Plan, there are four Business Units (with Recovery Audit further subdivided by geographic region — United States, Canada, Latin America, Europe and Asia-Pacific — or some combination of such listed geographic regions):
•	Corporate/Functional

•	Recovery Audit (by geographic region)

•	New Services/Consulting

•	Healthcare
•	For Bonus Eligible Employees without MBOs in the Recovery Audit (by geographic region) and Healthcare Business Units, the adjusted EBITDA for 2009 of the Business Unit to which the Bonus Eligible Employee is assigned compared to the budgeted adjusted EBITDA for 2009 of the Business Unit.

•	For Bonus Eligible Employees without MBOs in the New Services/Consulting Business Unit, the adjusted EBITDA and revenues for 2009 of the Business Unit compared to the budgeted adjusted EBITDA and revenues for 2009 of the Business Unit.

•	For Bonus Eligible Employees with MBOs in the Recovery Audit (by geographic region) and Healthcare Business Units, the adjusted EBITDA for 2009 of the Business Unit to which the Bonus Eligible Employee is assigned compared to the budgeted adjusted EBITDA
Confidential

PRG-Schultz Performance Bonus Plan
for 2009 of the Business Unit and the achievement of the MBOs assigned to the Bonus Eligible Employee.

•	For Bonus Eligible Employees with MBOs in the New Services/Consulting Business Unit, the adjusted EBITDA and revenues for 2009 of the Business Unit compared to the budgeted adjusted EBITDA and revenues for 2009 of the Business Unit and the achievement of the MBOs assigned to the Bonus Eligible Employee.

•	For Bonus Eligible Employees with MBOs in the Corporate/Functional Business Unit, the achievement of the MBOs assigned to the Bonus Eligible Employee.

•	The portion of the Total Bonus Pool then allocated to each Bonus Eligible Employee.
C.	Calculation of Total Bonus Pool

For purposes of this Plan the term “adjusted EBITDA” means earnings before (1) interest, taxes, depreciation and amortization and (2) unusual and other significant items that management views as distorting operating results, such as severance expenses, expenses associated with dark leases, and stock-based compensation expenses.

The Total Bonus Pool is a function of the company’s total adjusted EBITDA for 2009 as compared to the total adjusted EBITDA for 2009 included in the company’s 2009 budget approved by the company’s board of directors ($30,483,000).

If actual 2009 adjusted EBITDA is less than 85% of the budgeted adjusted EBITDA for 2009 ($25,911,000), the Total Bonus Pool available for payment of bonuses under this Plan will be zero.

If actual 2009 adjusted EBITDA is equal to 85% of the budgeted adjusted EBITDA for 2009 ($25,911,000), the Total Bonus Pool available for payment of bonuses under this Plan will be equal to 50% of the Target Bonus Pool.

If actual 2009 adjusted EBITDA is equal to 100% of the budgeted adjusted EBITDA for 2009 ($30,483,000), the Total Bonus Pool available for payment of bonuses under this Plan will be equal to the Target Bonus Pool.

If actual 2009 adjusted EBITDA is equal to or greater than 115% of the budgeted adjusted EBITDA for 2009 ($35,055,000), the Total Bonus Pool available for payment of bonuses under this Plan will be equal to the Maximum Bonus Pool.
Confidential

PRG-Schultz Performance Bonus Plan
If actual 2009 adjusted EBITDA is between 85% and 100% or between 100% and 115% of the budgeted adjusted EBITDA for 2009, the Total Bonus Pool available for payment of bonuses under this Plan will be calculated on a pro rata basis consistent with the foregoing determinations of the Total Bonus Pool. Notwithstanding anything to the contrary in this Plan, under no circumstances will the Total Bonus Pool exceed the Maximum Bonus Pool.

D.	Calculation of Initial Bonus Amounts

Step 1 — All Business Units.

The Total Bonus Pool determined in II.C. above shall be allocated preliminarily among all Bonus Eligible Employees, pro rata, based on the respective Target or Maximum Bonus, or portion thereof, of each Bonus Eligible Employee that comprises the Total Bonus Pool. The preliminary bonus allocated to each Bonus Eligible Employee in this Step 1 then will be adjusted as described in Steps 2 through 7 below to determine the initial bonus amount for each Bonus Eligible Employee, which then will be used to allocate a portion of the Total Bonus Pool to the Bonus Eligible Employee in II.E. below.

Step 2 — Recovery Audit and Healthcare Business Units (Without MBOs).

The preliminary bonus amount for each Bonus Eligible Employee without MBOs in the Recovery Audit (by geographic region) and Healthcare Business Units determined in Step 1 above then shall be adjusted to equal the sum of (i) 50% of the preliminary bonus amount determined in Step 1 above and (ii) the 2.A. amount determined below based upon the total adjusted EBITDA for 2009 of the Business Unit (by geographic region for Recovery Audit) as compared to the total adjusted EBITDA for 2009 included in the company’s 2009 budget for the Business Unit (by geographic region for Recovery Audit) approved by the company’s board of directors, as follows:

The 2.A. amount based upon adjusted EBITDA shall equal —

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is less than 85% of the budgeted adjusted EBITDA for 2009, the 2.A. amount will be zero.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to 85% of the budgeted adjusted EBITDA for 2009, the 2.A. amount will be 25% of the preliminary bonus amount determined in Step 1 above.
Confidential

PRG-Schultz Performance Bonus Plan
If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to 100% of the budgeted adjusted EBITDA for 2009, the 2.A. amount will be 50% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to or greater than 115% of the budgeted adjusted EBITDA for 2009, the 2.A. amount will be 100% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is between 85% and 100% or between 100% and 115% of the budgeted adjusted EBITDA for 2009, the 2.A. amount will be calculated on a pro rata basis consistent with the foregoing determinations of the amount.

Step 3 — New Services/Consulting Business Unit (Without MBOs).

The preliminary bonus amount for each Bonus Eligible Employee without MBOs in the New Services/Consulting Business Unit determined in Step 1 above then shall be adjusted to equal the sum of (i) 50% of the preliminary bonus amount determined in Step 1 above, (ii) the 3.A. amount as determined below based upon the total adjusted EBITDA for 2009 of the Business Unit as compared to the total adjusted EBITDA for 2009 included in the company’s 2009 budget for the Business Unit, and (iii) the 3.B. amount as determined below based upon the total revenues for 2009 of the Business Unit as compared to the total revenues for 2009 included in the company’s 2009 budget for the Business Unit, as follows:

The 3.A. amount based upon adjusted EBITDA shall equal —

If actual 2009 adjusted EBITDA for the Business Unit is less than 85% of the budgeted adjusted EBITDA for 2009, the 3.A. amount will be zero.

If actual 2009 adjusted EBITDA for the Business Unit is equal to 85% of the budgeted adjusted EBITDA for 2009, the 3.A. amount will be 12.5% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit is equal to 100% of the budgeted adjusted EBITDA for 2009, the 3.A. amount will be 25% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit is equal to or greater than 115% of the budgeted adjusted EBITDA for 2009, the 3.A. amount will be 50% of the preliminary bonus amount determined in Step 1 above.
Confidential

PRG-Schultz Performance Bonus Plan
If actual 2009 adjusted EBITDA for the Business Unit is between 85% and 100% or between 100% and 115% of the budgeted adjusted EBITDA for 2009, the 3.A. amount will be calculated on a pro rata basis consistent with the foregoing determinations of the amount.

The 3.B. amount based upon revenues shall equal —

If actual 2009 revenues for the Business Unit is less than 85% of the budgeted revenues for 2009, the 3.B. amount will be zero.

If actual 2009 revenues for the Business Unit is equal to 85% of the budgeted revenues for 2009, the 3.B. amount will be 12.5% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is equal to 100% of the budgeted revenues for 2009, the 3.B. amount will be 25% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is equal to or greater than 115% of the budgeted revenues for 2009, the 3.B. amount will be 50% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is between 85% and 100% or between 100% and 115% of the budgeted revenues for 2009, the 3.B. amount will be calculated on a pro rata basis consistent with the foregoing determinations of B.

Step 4 — Corporate/Functional Business Unit (Without MBOs).

For each Bonus Eligible Employee without MBOs in the Corporate/Functional Business Unit, the initial bonus amount for such Bonus Eligible Employee shall be the preliminary bonus amount determined in Step 1 above.

Step 5 – Recovery Audit and Healthcare Business Units (With MBOs).

For each Bonus Eligible Employee with MBOs in the Recovery Audit (by geographic region) and Heathcare Business Units, the preliminary bonus amount determined in Step 1 above then shall be adjusted to equal the sum of the 5.A. and 5.B. amounts as described below.

The 5.A. amount based upon adjusted EBITDA shall equal —

The sum of (i) 35% of the preliminary bonus amount determined in Step 1 above and (ii) the 5.A.(1). amount determined below based upon the total adjusted EBITDA for 2009 of the Business Unit to which the Bonus Eligible Employee is assigned as compared to the total adjusted EBITDA for 2009 included in the company’s 2009 budget for the
Confidential

PRG-Schultz Performance Bonus Plan
Business Unit (by geographic region for Recovery Audit) approved by the company’s board of directors, as follows:

The 5.A.(1). amount based upon adjusted EBITDA shall equal —

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is less than 85% of the budgeted adjusted EBITDA for 2009, the 5.A.(1). amount shall be zero.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to 85% of the budgeted adjusted EBITDA for 2009, the 5.A.(1). amount shall be 17.5% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to 100% of the budgeted adjusted EBITDA for 2009, the 5.A.(1). amount shall be 35% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is equal to or greater than 115% of the budgeted adjusted EBITDA for 2009, the 5.A.(1). amount shall be 70% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit (by geographic region for Recovery Audit) is between 85% and 100% or between 100% and 115% of the budgeted adjusted EBITDA for 2009, the 5.A.(1). amount shall be calculated on a pro rata basis consistent with the foregoing determinations of such amount.

The 5.B. amount based upon MBOs shall equal —

The 5.B. amount will be determined as described below based upon the achievement of the MBOs assigned to the Bonus Eligible Employee. Each such Bonus Eligible Employee will have three MBOs, the achievement of each which will determine the adjustments to 10% of the aggregate 30% of the preliminary bonus amount determined in Step 1 above for the Bonus Eligible Employee. The achievement of each MBO will be scored based on the achievement chart below.
Achievement Scale

0	0%	Did not Meet
1	80%	Met Some
2	100%	Met
3	110%	Exceeded
4	115%	Super Exceeded
Confidential

PRG-Schultz Performance Bonus Plan
For example, for MBO #1, if the Bonus Eligible Employee has determined to have “Exceeded” expectations, the MBO will be scored a 3 and 10% of the preliminary bonus amount for such Bonus Eligible Employee determined in Step 1 above that is assigned to MBO #1 shall be multiplied by 110% to determine the adjustment for that 10% portion of the preliminary bonus amount determined in Step 1 above. The foregoing calculation shall be made for each Bonus Eligible Employee and each MBO assigned to the Bonus Eligible Employee. The initial bonus amounts for the three MBOs then will be aggregated to determine the 5.B. amount for each such Bonus Eligible Employee.

Step 6 — New Services/Consulting Business Unit (With MBOs).

For each Bonus Eligible Employee with MBOs in the New Services/Consulting Business Unit, the preliminary bonus amount determined in Step 1 above then shall be adjusted to equal the sum of the 6.A. and 6.B. amounts as described below.

The 6.A. amount based upon adjusted EBITDA and revenues shall equal —

The sum of (i) 35% of the preliminary bonus amount determined in Step 1 above, (ii) the 6.A.(1). amount determined below based upon the total adjusted EBITDA for 2009 of the Business Unit as compared to the total adjusted EBITDA for 2009 included in the company’s 2009 budget for the Business Unit approved by the company’s board of directors, and (iii) the 6.A.(2). amount determined below based upon the total revenues for 2009 of the Business Unit as compared to the total revenues for 2009 included in the company’s 2009 budget for the Business Unit, as follows:

The 6.A.(1). amount based upon adjusted EBITDA shall equal —

If actual 2009 adjusted EBITDA for the Business Unit is less than 85% of the budgeted adjusted EBITDA for 2009, the 6.A.(1). amount shall be zero.

If actual 2009 adjusted EBITDA for the Business Unit is equal to 85% of the budgeted adjusted EBITDA for 2009, the 6.A.(1). amount shall be 8.75% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit is equal to 100% of the budgeted adjusted EBITDA for 2009, the 6.A.(1). amount shall be 17.5% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit is equal to or greater than 115% of the budgeted adjusted EBITDA for 2009, the
Confidential

PRG-Schultz Performance Bonus Plan
6.A.(1). amount shall be 35% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 adjusted EBITDA for the Business Unit is between 85% and 100% or between 100% and 115% of the budgeted adjusted EBITDA for 2009, the 6.A.(1). amount shall be calculated on a pro rata basis consistent with the foregoing determinations of such amount.

The 6.A.(2). amount based upon revenues shall equal —

If actual 2009 revenues for the Business Unit is less than 85% of the budgeted revenues for 2009, the 6.A.(2). amount shall be zero.

If actual 2009 revenues for the Business Unit is equal to 85% of the budgeted revenues for 2009, the 6.A.(2). amount shall be 8.75% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is equal to 100% of the budgeted revenues for 2009, the 6.A.(2). amount shall be 17.5% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is equal to or greater than 115% of the budgeted revenues for 2009, the 6.A.(2). amount shall be 35% of the preliminary bonus amount determined in Step 1 above.

If actual 2009 revenues for the Business Unit is between 85% and 100% or between 100% and 115% of the budgeted revenues for 2009, the 6.A.(2). amount shall be calculated on a pro rata basis consistent with the foregoing determinations of such amount.

The 6.B. amount based upon MBOs shall equal —

The 6.B. amount will be determined as described below based upon the achievement of the MBOs assigned to the Bonus Eligible Employee. Each such Bonus Eligible Employee will have three MBOs, the achievement of each which will determine the adjustments to 10% of the aggregate 30% of the preliminary bonus amount determined in Step 1 above for the Bonus Eligible Employee. The achievement of each MBO will be scored based on the achievement chart below.
Achievement Scale

0	0%	Did not Meet
1	80%	Met Some
2	100%	Met
3	110%	Exceeded
4	115%	Super Exceeded
Confidential

PRG-Schultz Performance Bonus Plan
For example, for MBO #1, if the Bonus Eligible Employee has determined to have “Exceeded” expectations, the MBO will be scored a 3 and 10% of the preliminary bonus amount for such Bonus Eligible Employee determined in Step 1 above that is assigned to MBO #1 shall be multiplied by 110% to determine the adjustment for that 10% portion of the preliminary bonus amount determined in Step 1 above. The foregoing calculation shall be made for each Bonus Eligible Employee and each MBO assigned to the Bonus Eligible Employee. The initial bonus amounts for the three MBOs then will be aggregated to determine the 6.B. amount for each such Bonus Eligible Employee.

Step 7 – Corporate/Functional Business Unit (With MBOs).

For each Bonus Eligible Employee with MBOs in the Corporate/Functional Business Unit, the preliminary bonus amount determined in Step 1 above then shall be adjusted to equal the sum of the 7.A. and 7.B. amounts as described below.

The 7.A. amount based upon adjusted EBITDA shall equal –

70% of the preliminary bonus amount determined in Step 1 above for the Bonus Eligible Employee.

The 7.B. amount based on MBOs shall equal —

The 7.B. amount will be determined as described below based upon the achievement of the MBOs assigned to the Bonus Eligible Employee. Each such Bonus Eligible Employee will have three MBOs, the achievement of each which will determine the adjustments to 10% of the aggregate 30% of the preliminary bonus amount determined in Step 1 above for the Bonus Eligible Employee. The achievement of each MBO will be scored based on the achievement chart below.
Achievement Scale

0	0%	Did not Meet
1	80%	Met Some
2	100%	Met
3	110%	Exceeded
4	115%	Super Exceeded
For example, for MBO #1, if the Bonus Eligible Employee has determined to have “Exceeded” expectations, the MBO will be scored a 3 and 10% of the preliminary bonus amount for such Bonus Eligible Employee determined in Step 1 above that is assigned to MBO #1 shall be multiplied by 110% to determine the adjustment for that 10% portion
Confidential

PRG-Schultz Performance Bonus Plan
of the preliminary bonus amount determined in Step 1 above. The foregoing calculation shall be made for each Bonus Eligible Employee and each MBO assigned to the Bonus Eligible Employee. The initial bonus amounts for the three MBOs then will be aggregated to determine the 7.B. amount for each such Bonus Eligible Employee.

E.	Allocation of Total Bonus Pool to Bonus Eligible Employees

The Total Bonus Pool determined in II.C. above based on the 2009 adjusted EBITDA for the company will then be allocated among all Bonus Eligible Employees by multiplying the Total Bonus Pool determined in II.C. above by the percentage that equals the initial bonus amount for the Bonus Eligible Employee determined in II.D. above divided by the total of all of the initial bonus amounts for all Bonus Eligible Employees determined in II.D. above. The resulting product shall be the portion of the Total Bonus Pool to be allocated, and paid, to each Bonus Eligible Employee, subject to the second paragraph of this II.E.

Notwithstanding the foregoing, some Bonus Eligible Employees could be paid a bonus somewhat higher, or somewhat lower, than their bonus as calculated in the first paragraph of this II.E. These exceptions are expected to be rare, will be based on individual performance and must be approved in advance by the company’s SVP-Human Resources and CEO. Since the Total Bonus Pool will be a fixed amount, if any Bonus Eligible Employee receives a larger bonus than calculated in the first paragraph of this II.E., one or more other Bonus Eligible Employees must receive less than their allocated bonus, so that the aggregate bonuses to be paid will never exceed the Total Bonus Pool determined in II.C. above.

F.	Qualification for and Payment of Bonuses

Bonus Eligible Employees must have at least a satisfactory performance rating during the Plan year and at the time bonus payments are made to be eligible to receive a bonus payment under this Plan.

Bonuses will be paid annually in a lump sum, net of the tax withholdings, and in most cases within thirty (30) days after completion of the annual audit of the company’s 2009 results (but in no event later than March 15, 2010).

Bonus Eligible Employees must be actively employed by PRG-Schultz at the time of the payment in order to receive a bonus. Exceptions to this requirement may be made in connection with terminations due to retirement, disability or death.
Confidential

PRG-Schultz Performance Bonus Plan
If an employee becomes eligible to participate in the 2009 PRG-Schultz Performance Bonus Plan after January 1st (by beginning work in a Bonus Eligible Position), he/she may be eligible for a prorated payout based on the date of entry into the Plan, but may not enter the plan after November 1st of the Plan Year.
III.	Plan Interpretation and Administration

Overall responsibility for the administration of the Plan resides with the SVP-Human Resources.

All bonus payments are subject to the approval of the company’s SVP-Human Resources, the CEO, and the Compensation Committee of the company’s Board of Directors.

The company reserves the right to discontinue or amend the Plan, (with or without payment of any bonuses hereunder) any time and from time to time. Such changes could include, for instance and without limitation, the revision of the company’s financial targets in the event of business or organizational changes, including acquisitions and divestitures, deemed to warrant such action. This Plan is a discretionary bonus plan and confers no rights to Bonus Eligible Employees or other employees. Authority and responsibility for interpretation and application of the Plan rest solely with the company’s SVP-Human Resources, CEO and the Compensation Committee of the company’s Board of Directors.
[This space intentionally left blank.]
Confidential

PRG-Schultz Performance Bonus Plan
IV.	Plan Acknowledgement Form
I have received and reviewed the terms of the 2009 PRG-Schultz Performance Bonus Plan. I understand and agree that this Plan does not create a contract of employment between the PRG-Schultz and me nor does it confer on me any other rights with respect to any bonuses that may or may not become payable under this Plan.
Position:
Business Unit (other than
Corporate/Functional)
(If Applicable):
2009 Target Bonus:
2009 Maximum Bonus:

Employee’s Signature
Date

Employee’s Name (typed or printed)

PLEASE FORWARD THE COMPLETED EMPLOYEE ACKNOWLEDGEMENT FORM TO LISA CHASEY IN HUMAN RESOURCES IN ATLANTA
Confidential